UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2019 (January 14, 2019)

FC Global Realty Incorporated
(Exact name of registrant as specified in its charter)

Nevada	000-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Computer Drive, Building G, Willow Grove, PA	19090
(Address of principal executive offices)	(Zip Code)

215-830-1430
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[ ]

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

As previously disclosed, on November 8, 2018, FC Global Realty Incorporated (“FC Global”) entered into an agreement and plan of merger (the “Merger Agreement”) with FC Merger Sub, Inc., a Maryland corporation and wholly owned subsidiary of FC Global (“FC Merger Sub”), Gadsden Growth Properties, Inc., a Maryland corporation (“Gadsden”) and Gadsden Growth Properties, L.P., a Delaware limited partnership, pursuant to which, subject to the terms and conditions of the Merger Agreement, FC Merger Sub will merge with and into Gadsden, with Gadsden surviving the merger as a wholly owned subsidiary of FC Global (the “Merger”). As previously disclosed, on December 27, 2018, the parties entered into Amendment No. 1 to Agreement and Plan of Merger to amend certain provisions of the Merger Agreement described therein.

On January 14, 2019, FC Global and Gadsden entered into a letter agreement to further amend the Merger Agreement (the “Amendment”). Pursuant to the Amendment, Gadsden (i) consented to the Acquisition described below in accordance with Sections 4.1 and 4.2 of the Merger Agreement; (ii) consented, in accordance with Sections 4.1 and 4.2 of the Merger Agreement, to FC Global’s use of $350,000 of its cash on hand to pay down its accrued expenses; (iii) agreed that instead of requiring FC Global to have $1.5 million in unrestricted cash at the closing of the Merger (the “Closing”) in accordance with Section 6.3(k) of the Merger Agreement, it shall only require FC Global to have $800,000 of unrestricted cash at the Closing; (iv) acknowledged that FC Global owes to its board of directors accrued board fees in the approximate amount of $500,000 and agreed to pay one-half of all accrued board fees immediately upon consummation of the Merger and the balance of such accrued board fees in equal monthly installments over a six-month period following the consummation of the Merger; and (v) agreed that in calculating the Closing NAV (as defined in the Merger Agreement), FC Global will receive full credit for $1.5 million of unrestricted cash so long as it holds at least $800,000 of unrestricted cash at the Closing. For the avoidance of doubt, the parties agreed that if FC Global has $800,000 of unrestricted cash at the Closing, FC Global is given full credit for $1.5 million of unrestricted cash as described above, the value of FC Global’s interest in Roseville (as defined below) from the Acquisition will not be counted toward the calculation of Closing NAV of FC Global as of the Closing, and the value of FC Global’s interest in Roseville from the Acquisition shall not reduce the Closing NAV of Gadsden as of the Closing.

Purchase of Roseville Series A Preferred Units

On January 14, 2019, FC Global purchased 1,000 Series A Preferred Units of Gadsden Roseville, LLC, a Delaware limited liability company (“Roseville”), for a purchase price of $350,000 (the “Acquisition”), in accordance with an Amended and Restated Limited Liability Company Agreement of Roseville (the “LLC Agreement”), entered into among Roseville, Gadsden Realty Investments I, LLC, a wholly owned subsidiary of Gadsden (“Gadsden Investments”), and FC Global, on January 14, 2019. Gadsden Investments, the other member of Roseville, owns 1,000 Common Units. Roseville is the sole owner of a parcel of approximately 9.6 acres of land located on Roseville Road in Sacramento, California that is entitled for the development of approximately 65 small lot single family detached homes.

The Series A Preferred Units entitle FC Global to priority distribution rights. In accordance with the LLC Agreement, Net Cash Flow (as defined in the LLC Agreement) is distributed among the members as follows: (i) first, to FC Global, an amount equal to the Series A Preferred Return then accrued and payable; (ii) second, to FC Global, an amount equal to its Unreturned Capital; and (iii) then, to Gadsden Investments. “Series A Preferred Return” means an amount equal to a return that accrued on the capital contributions of FC Global at 15% per annum compounded annually; provided, however, that if FC Global has not received an amount equal to its Unreturned Capital on or prior to May 14, 2019, then from and after such date, the Series A Preferred Return shall accrue on its capital contributions at 25% per annum compounded annually. “Unreturned Capital” means an amount equal to FC Global’s aggregate capital contributions less the aggregate distributions made to FC Global.

Roseville is managed by two managers - one designated by FC Global and one designated by Gadsden Investments. The current managers are Michael R. Stewart, FC Global’s Chief Executive Officer, and John Hartman, Gadsden’s Chief Executive Officer. Except as otherwise provided in the LLC Agreement, actions by Roseville require the unanimous consent of the two managers.

The foregoing description of the Amendment and the LLC Agreement is qualified in its entirety by reference to the full text of those documents, copies of which are attached hereto as Exhibits 2.3 and 10.1, respectively, and are incorporated herein by reference.

About FC Global Realty Incorporated

FC Global Realty Incorporated (OTC Pink: FCRE; TASE: FCRE), founded in 1980, is transitioning from its former business as a skin health company to a company focused on real estate development and asset management, concentrating primarily on investments in and the management and development of income producing real estate assets.  FC Global’s objective is to generate current income and long-term net asset value growth using institutional best practices in evaluating its investments. Additional information about FC Global may be found online at www.fcglobalrealty.com.

About Gadsden Growth Properties, Inc.

Gadsden Growth Properties, Inc. is a Maryland corporation that was formed on August 11, 2016.  Gadsden’s business strategy will focus on the acquisition, development and management of property across retail, medical office and mixed-use investment segments in secondary and tertiary cities in the United States. Gadsden is a privately-held corporation and its securities do not trade on any marketplace.  Additional information about Gadsden Growth Properties, Inc. may be found online at www.gadsdenreit.com.

Additional Information and Where to Find It

In connection with the proposed transaction between FC Global and Gadsden, FC Global will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that includes a joint proxy statement of FC Global and Gadsden that also constitutes a prospectus of Gadsden Properties, Inc. (“GPI”), and a definitive joint proxy statement/prospectus will be mailed to stockholders of FC Global and Gadsden. INVESTORS AND SECURITY HOLDERS OF FC GLOBAL AND GADSDEN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by FC Global through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FC Global will be available free of charge within the Investors section of FC Global’s website at ww.fcglobalrealty.com.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

FC Global, Gadsden, and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FC Global is set forth in its proxy statement for its 2018 annual meeting filed with the SEC on October 25, 2018. Information about the directors and executive officers of Gadsden will be contained in the joint proxy statement/prospectus. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Forward-Looking Statements

DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to FC Global, Gadsden and the proposed acquisition of Gadsden by FC Global. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Gadsden, FC Global or the combined company, including the amount of total assets of the company or combined companies after any transaction. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could and should and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, including future financial and operating results, plans, objectives, expectations and intentions and the anticipated timing of closing of the acquisition.

In addition, all statements that address operating performance, events or developments that FC Global or Gadsden expects or anticipates will occur in the future, including statements relating to creating value for stockholders, benefits of the proposed transactions to customers, vendors, employees, stockholders and other constituents of the combined company, integrating the two companies, cost savings and the expected timetable for completing the proposed transaction, are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary stockholder approvals) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against FC Global, Gadsden or GPI; failure to protect proprietary or personally identifiable data against unauthorized access or unintended release; the ability to retain key personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the capital stock of FC Global, and on FC Global’s and Gadsden’s operating results; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to FC Global can be found its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov, and additional risks and uncertainties relating to FC Global, Gadsden and the Merger are contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Neither FC Global nor Gadsden assumes any obligation to update the forward-looking statements contained in this document as the result of new information or future events or developments.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated November 8, 2018, among FC Global Realty Incorporated, FC Merger Sub, Inc. Gadsden Growth Properties, Inc. and Gadsden Growth Properties, L.P. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed on November 9, 2018)
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated December 27, 2018, among FC Global Realty Incorporated, FC Merger Sub, Inc. Gadsden Growth Properties, Inc. and Gadsden Growth Properties, L.P. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed on January 2, 2019)
2.3	Letter Agreement regarding Amendment No. 2 to Agreement and Plan of Merger, dated January 14, 2019, between FC Global Realty Incorporated and Gadsden Growth Properties, Inc.
10.1	Amended and Restated Limited Liability Company Agreement of Gadsden Roseville, LLC, dated January 14, 2019, among Gadsden Roseville, LLC, Gadsden Reality Investments I, LLC and FC Global Realty Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, FC Global Realty Incorporated has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FC GLOBAL REALTY INCORPORATED

Date: January 15, 2019	By:	/s/ Michael R. Stewart
Michael R. Stewart
Chief Executive Officer